UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301

(Address of principal executive offices) (Zip Code)

(201) 275-0555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 10, 2017, Kurt Streams resigned as Chief Financial Officer and Chief Operating Officer of SITO Mobile, Ltd. (the “Company”).

On March 14, 2017, Lawrence Firestone was appointed to serve as Interim Chief Financial Officer of the Company.

Mr. Firestone, age 59, is the Chief Executive Officer and President of FirePower Technology, Inc., a provider of power supplies to the high performance computing market, a position he has held since January 2014. From June 2012 through June 2013, Mr. Firestone served as Chief Executive Officer and President of Qualstar Corporation (Symbol: QBAK), a public manufacturer of tape libraries. Previously, from February 2011 through June 2012, Mr. Firestone served as Chief Financial Officer of Xiotech Corporation, a privately held manufacturer of performance hard disk storage serving big data users. Mr. Firestone is also a member of InterimExecs (interimexecs.com) a service provider of interim executives to fill the immediate needs of companies around the world and he performs interim executive consulting services.  Mr. Firestone's public company management experience also includes  Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (Symbol: AEIS), Senior Vice President and Chief Financial Officer at Applied Films Corporation (Symbol: AFCO).  Mr. Firestone's public company board experience includes CVD Equipment (Symbol: CVV), Qualstar Corporation (Symbol: QBAK), Amtech Systems, Inc. (Symbol: ASYS) and Hyperspace Communications, Inc. (Symbol: HCO).

Mr. Firestone is contracted through an Interim Executive Advisory Agreement (the “Advisory Agreement”) between the Company and Rapid Deployment LLC (“RD”). Pursuant to the Advisory Agreement, the Company shall pay a monthly fee of $50,000 and reimburse RD for certain expenses related to Mr. Firestone’s provision of services to the Company. The Advisory Agreement can be terminated upon 30 days advance notice and provides for indemnification of RD by the Company under certain circumstances.

There is no arrangement or understanding with any person pursuant to which Mr. Firestone was selected as Interim Chief Financial Officer, and there are no family relationships between Mr. Firestone and any director or executive officer of the Company.

A copy of the Company’s press release announcing Mr. Streams resignation and Mr. Firestone’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017

SITO MOBILE, LTD.

By:	/s/ Richard O’Connell Jr.
Name:	Richard O’Connell Jr.
Title:	Interim CEO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2017

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